Investments	6 Months Ended
Jun. 30, 2016
Investments, Debt and Equity Securities [Abstract]
Investments

Note 3. - Investments

The Company’s investments are comprised of marketable securities and short term deposits amounting to $26,860 and $1,470 as of June 30, 2016 and December 31, 2015, respectively. As of June 30, 2016, the Company had a 180 day restricted term cash deposit for $25,000 resulting from a transaction made in February 2016, in which the Company entered into a Colombian Peso denominated credit facility for an equivalent amount of $25 million, and immediately placed it in a 180 day term cash deposit in U.S Dollars with the objective of hedging its monetary assets’ and liabilities’ foreign currency exposure risk. This facility will be repaid with the cash from the deposit upon maturity.